Form of Letter Agreement to Update Appendix A to the Custodian Agreement

Hartford Funds

690 Lee Road

Wayne, PA 19087

October ___, 2026

State Street Bank and Trust Company

1 Congress Street

Boston, MA 02114

Attention: Geoff Johnson, Managing Director

Re: Appendix A for Hartford Series Fund, Inc., The Hartford Mutual Funds II, Inc., The Hartford Mutual Funds, Inc., Hartford Funds Exchange-Traded Trust, and Lattice Strategies Trust

Ladies and Gentlemen:

Appendix A of the Custodian Agreement made as of December 31, 2014, and effective as of January 1, 2015, as amended, modified, or supplemented from time to time (the “Agreement”), by and among each registered investment company party thereto, and State Street Bank and Trust Company (“State Street”), is hereby amended and replaced with Appendix A attached hereto.

Please indicate your acceptance of the foregoing by executing two copies of this letter agreement, returning one to the Funds and retaining one for your records.

[signatures follow on next page]

Sincerely,

HARTFORD SERIES FUND, INC.
THE HARTFORD MUTUAL FUNDS II, INC.
THE HARTFORD MUTUAL FUNDS, INC.
HARTFORD FUNDS EXCHANGE-TRADED TRUST
LATTICE STRATEGIES TRUST

By:
Name:
Title:
Date:

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Effective Date: _____, 2026

APPENDIX A

LIST OF INVESTMENT COMPANIES

This Appendix A to that certain Custodian Agreement dated December 31, 2014, is effective as of October ___, 2026.

Fund Name	Company/Trust
The Hartford Balanced Income Fund	THE HARTFORD MUTUAL FUNDS, INC.
The Hartford Capital Appreciation Fund	THE HARTFORD MUTUAL FUNDS, INC.
The Hartford Checks and Balances Fund	THE HARTFORD MUTUAL FUNDS, INC.
Hartford Climate Opportunities Fund*	THE HARTFORD MUTUAL FUNDS, INC.
The Hartford Conservative Allocation Fund	THE HARTFORD MUTUAL FUNDS, INC.
Hartford Core Equity Fund	THE HARTFORD MUTUAL FUNDS, INC.
The Hartford Dividend and Growth Fund	THE HARTFORD MUTUAL FUNDS, INC.
Hartford Dynamic Bond Fund	THE HARTFORD MUTUAL FUNDS, INC.
Hartford Emerging Markets Equity Fund	THE HARTFORD MUTUAL FUNDS, INC.
The Hartford Emerging Markets Local Debt Fund	THE HARTFORD MUTUAL FUNDS, INC.
The Hartford Equity Income Fund	THE HARTFORD MUTUAL FUNDS, INC.
The Hartford Floating Rate Fund	THE HARTFORD MUTUAL FUNDS, INC.
Hartford Global Impact Fund	THE HARTFORD MUTUAL FUNDS, INC.
Hartford Moderately Aggressive Allocation Fund (formerly, The Hartford Growth Allocation Fund)	THE HARTFORD MUTUAL FUNDS, INC.
The Hartford Healthcare Fund	THE HARTFORD MUTUAL FUNDS, INC.
The Hartford High Yield Fund**	THE HARTFORD MUTUAL FUNDS, INC.
The Hartford Inflation Plus Fund	THE HARTFORD MUTUAL FUNDS, INC.
Hartford International Equity Fund***	THE HARTFORD MUTUAL FUNDS, INC.
The Hartford International Growth Fund	THE HARTFORD MUTUAL FUNDS, INC.
The Hartford International Opportunities Fund	THE HARTFORD MUTUAL FUNDS, INC.
The Hartford International Value Fund	THE HARTFORD MUTUAL FUNDS, INC.
Hartford Hybrid and Credit Opportunities Fund (formerly, Hartford Low Duration High Income Fund)	THE HARTFORD MUTUAL FUNDS, INC.
The Hartford MidCap Fund	THE HARTFORD MUTUAL FUNDS, INC.
The Hartford MidCap Value Fund	THE HARTFORD MUTUAL FUNDS, INC.
Hartford Moderate Allocation Fund	THE HARTFORD MUTUAL FUNDS, INC.
Hartford Multi-Asset Income Fund	THE HARTFORD MUTUAL FUNDS, INC.
The Hartford Municipal Opportunities Fund	THE HARTFORD MUTUAL FUNDS, INC.
Hartford Municipal Short Duration Fund	THE HARTFORD MUTUAL FUNDS, INC.
Hartford Real Asset Fund	THE HARTFORD MUTUAL FUNDS, INC.

Fund Name	Company/Trust
The Hartford Short Duration Fund	THE HARTFORD MUTUAL FUNDS, INC.
Hartford Small Cap Value Fund	THE HARTFORD MUTUAL FUNDS, INC.
The Hartford Small Company Fund	THE HARTFORD MUTUAL FUNDS, INC.
The Hartford Strategic Income Fund	THE HARTFORD MUTUAL FUNDS, INC.
Hartford Sustainable Municipal Bond Fund	THE HARTFORD MUTUAL FUNDS, INC.
The Hartford Total Return Bond Fund	THE HARTFORD MUTUAL FUNDS, INC.
The Hartford World Bond Fund	THE HARTFORD MUTUAL FUNDS, INC.

Hartford Schroders Core Fixed Income Fund	THE HARTFORD MUTUAL FUNDS II, INC.
Hartford Schroders Diversified Opportunities Fund (formerly, Hartford Schroders Diversified Growth Fund)	THE HARTFORD MUTUAL FUNDS II, INC.
Hartford Schroders Emerging Markets Equity Fund	THE HARTFORD MUTUAL FUNDS II, INC.
Hartford Schroders Emerging Markets Multi- Sector Bond Fund	THE HARTFORD MUTUAL FUNDS II, INC.
The Hartford Growth Opportunities Fund	THE HARTFORD MUTUAL FUNDS II, INC.
Hartford Schroders International Contrarian Value Fund	THE HARTFORD MUTUAL FUNDS II, INC.
Hartford Schroders International Multi-Cap Value Fund	THE HARTFORD MUTUAL FUNDS II, INC.
Hartford Schroders International Stock Fund	THE HARTFORD MUTUAL FUNDS II, INC.
The Hartford Small Cap Growth Fund	THE HARTFORD MUTUAL FUNDS II, INC.
Hartford Schroders Tax-Aware Bond Fund	THE HARTFORD MUTUAL FUNDS II, INC.
Hartford Schroders US MidCap Opportunities Fund	THE HARTFORD MUTUAL FUNDS II, INC.
Hartford Schroders US Small Cap Opportunities Fund	THE HARTFORD MUTUAL FUNDS II, INC.

Hartford Balanced HLS Fund	HARTFORD SERIES FUND, INC.
Hartford Capital Appreciation HLS Fund	HARTFORD SERIES FUND, INC.
Hartford Disciplined Equity HLS Fund	HARTFORD SERIES FUND, INC.
Hartford Dividend and Growth HLS Fund	HARTFORD SERIES FUND, INC.
Hartford Healthcare HLS Fund	HARTFORD SERIES FUND, INC.
Hartford International Opportunities HLS Fund	HARTFORD SERIES FUND, INC.
Hartford MidCap HLS Fund	HARTFORD SERIES FUND, INC.
Hartford Small Cap Growth HLS Fund	HARTFORD SERIES FUND, INC.
Hartford Small Company HLS Fund	HARTFORD SERIES FUND, INC.
Hartford Stock HLS Fund	HARTFORD SERIES FUND, INC.
Hartford Total Return Bond HLS Fund	HARTFORD SERIES FUND, INC.
Hartford Ultrashort Bond HLS Fund	HARTFORD SERIES FUND, INC.

Fund Name	Company/ Trust
Hartford Disciplined US Equity ETF	LATTICE STRATEGIES TRUST
Hartford Multifactor Developed Markets (Ex-US) ETF	LATTICE STRATEGIES TRUST
Hartford Multifactor Emerging Markets ETF	LATTICE STRATEGIES TRUST
Hartford Multifactor Small Cap ETF	LATTICE STRATEGIES TRUST
Hartford Multifactor US Equity ETF	LATTICE STRATEGIES TRUST
Hartford US Quality Growth ETF	LATTICE STRATEGIES TRUST
Hartford US Value ETF	LATTICE STRATEGIES TRUST

Hartford AAA CLO ETF	HARTFORD FUNDS EXCHANGE-TRADED TRUST
Hartford Alpha Capture Growth ETF	HARTFORD FUNDS EXCHANGE-TRADED TRUST
Hartford Alpha Capture International Equity ETF	HARTFORD FUNDS EXCHANGE-TRADED TRUST
Hartford Alpha Capture International Value ETF	HARTFORD FUNDS EXCHANGE-TRADED TRUST
Hartford Alpha Capture Value ETF (formerly Hartford Quality Value ETF)	HARTFORD FUNDS EXCHANGE-TRADED TRUST
Hartford Core Bond ETF	HARTFORD FUNDS EXCHANGE-TRADED TRUST
Hartford Dynamic Bond ETF	HARTFORD FUNDS EXCHANGE-TRADED TRUST
Hartford Equity Premium Income ETF	HARTFORD FUNDS EXCHANGE-TRADED TRUST
Hartford High Yield ETF	HARTFORD FUNDS EXCHANGE-TRADED TRUST
Hartford Large Cap Growth ETF	HARTFORD FUNDS EXCHANGE-TRADED TRUST
Hartford Municipal Opportunities ETF	HARTFORD FUNDS EXCHANGE-TRADED TRUST
Hartford Strategic Income ETF	HARTFORD FUNDS EXCHANGE-TRADED TRUST
Hartford Schroders Tax-Aware Bond ETF	HARTFORD FUNDS EXCHANGE-TRADED TRUST
Hartford Total Return Bond ETF	HARTFORD FUNDS EXCHANGE-TRADED TRUST

* Effective after the close of business on October 16, 2026, Hartford Climate Opportunities Fund will be converted into Hartford Alpha Capture International Value ETF, pursuant to an Agreement and Plan of Reorganization and Liquidation.

** Effective after the close of business on October 16, 2026, The Hartford High Yield Fund will be converted into Hartford High Yield ETF, pursuant to an Agreement and Plan of Reorganization and Liquidation.

*** Effective after the close of business on October 23, 2026, Hartford International Equity Fund will be converted to Hartford Alpha Capture International Equity ETF, pursuant to an Agreement and Plan of Reorganization and Liquidation.